[LOGO] M F S(R)                                             SEMIANNUAL REPORT
THE FIRST NAME IN MUTUAL FUNDS                              DECEMBER 31, 1995


MFS(R) INSTITUTIONAL EMERGING MARKETS FIXED INCOME FUND

MFS(R) INSTITUTIONAL EMERGING MARKETS FIXED INCOME FUND

TRUSTEES                               INVESTMENT  ADVISER
A. Keith Brodkin*                      Massachusetts Financial Services Company
Chairman and President                 500 Boylston Street
                                       Boston, MA 02116-3741
Nelson J. Darling, Jr.
Trustee, Eastern Enterprises           DISTRIBUTOR
(diversified holding company)          MFS Fund Distributors, Inc.
                                       500 Boylston Street
William R. Gutow                       Boston, MA 02116-3741
Vice Chairman, Capitol
Entertainment Management Company       PORTFOLIO  MANAGER
(Blockbuster Video Franchise)          Jeffrey A. Kaufman*

                                       TREASURER
                                       W. Thomas London*

                                       ASSISTANT TREASURER
                                       James O. Yost*

                                       SECRETARY
                                       Stephen E. Cavan*

                                       ASSISTANT SECRETARY
                                       James R. Bordewick, Jr.*

                                       SHAREHOLDER SERVICE CENTER
                                       MFS Service Center, Inc.
                                       P.O. Box 2281
                                       Boston, MA 02107-9906

                                       For general information, call toll free:
                                       1-800-637-2262

                                       CUSTODIAN
                                       State Street Bank and Trust Company

*Affiliated with the Investment Adviser

LETTER TO SHAREHOLDERS

Dear Shareholders:

We would like to welcome you as shareholders of MFS Institutional Emerging Markets Fixed Income Fund, which commenced operations on August 7, 1995. The Fund seeks high current income and long-term growth of capital by investing at least 65% of its assets in fixed-income securities of government, government-related, and corporate issuers in emerging market countries. Since the inception of the Fund, the market for emerging markets debt has staged an impressive rally. U.S. dollar-denominated bonds of emerging markets issuers have benefited not only from a strong U.S. bond market, but also from declining sovereign credit spreads. Local currency instruments, likewise, have benefited from renewed capital inflows into emerging markets which have boosted local currencies and lowered local interest rates. The Fund posted a total return of 4.73% from inception (August 7, 1995) to year-end 1995. A discussion of these results may be found in the Portfolio Performance and Strategy section of this letter.

Economic Environment
The global economic environment was benign for emerging markets debt issuers in 1995. Gross domestic product (GDP) growth of 2.6% for the Organization for Economic Cooperation and Development (OECD) was sufficient to allow strong export opportunities for emerging markets, yet low enough to keep interest rates and external debt service from rising significantly.

    On average, GDP growth in emerging markets remained above OECD levels in 1995. Weakness in Latin America - influenced by reduced capital inflows in the wake of Mexico's December 1994 peso devaluation - was offset by accelerating growth in Eastern Europe and South Africa, while Asia maintained high, stable growth. Emerging markets continued to gain market share in world trade as export performance remained strong in most countries. Current-account deficits generally fell in Latin America while growing in Asia, reflecting each region's ability to attract foreign financing. Broadly speaking, fiscal trends in developing countries remained healthy and closer to balance than in industrial countries.

    Most emerging markets have stuck to - and, in many cases, reinforced their commitment to market reforms in the wake of the Mexican peso crisis. Accordingly, we believe 1996 could witness a continued improvement in investors' perceptions of emerging markets' risks. Meanwhile, the outlook for the U.S. bond market points to a supportive environment for emerging markets debt; 1995's stellar U.S. Treasury returns may not be repeated, but mere stability would be supportive for both Brady bonds (U.S. dollar-denominated restructured bank loans) and local currency instruments. We are positioned to take advantage of what we anticipate to be an acceleration of capital inflows into emerging markets.

Portfolio Performance and Strategy
Several positive factors have helped the Fund since inception. In November, the Fund's exposure to Brady bonds was maximized, permitting the Fund to benefit from dramatic gains in that sector. In addition, a few higher-rated countries provided stable, attractive returns in their money markets. Local currency yields were approximately 9% in the Czech Republic, 17% in Indonesia, 25% in Poland, and 9% in Thailand. The only significant negative factor to influence the Fund's performance was a position in Mexican Treasury bills; political uncertainty led to peso weakness in October and November.

    The J.P. Morgan Emerging Markets Bond Index (the EMBI), an unmanaged, total return index comprised of Brady bonds, has posted a return of 14.41% since the Fund's inception. Although this index is not representative of the broader universe of emerging markets debt, it is a widely followed index within the asset class. The Fund was not able to match the EMBI's performance for several reasons. First, the Fund typically attempts to gain exposure to a broader, less-volatile universe of emerging markets debt than is included in the EMBI, and tends to underperform the EMBI when returns in the Brady bond market outpace the returns of other emerging markets' debt sectors (as they did in the past four months). Second, the Fund chose to concentrate its Brady exposure in lower-risk credits (Argentina, Brazil and Mexico), while some of the higher-risk credits (Morocco, Nigeria and Venezuela) posted very strong gains. And lastly, during its start-up, the Fund was not invested fully when the Brady bond market was rallying.

    The environment for emerging markets debt improved significantly during the second half of 1995, driven by a strong U.S. bond market and an acceleration of capital flows to emerging markets. While we cannot predict that valuations will continue to rebound, we believe that investor confidence in emerging markets has only partially recovered toward fair value.

    We appreciate your support and welcome any questions or comments you may have.

Respectfully,


/s/ A. Keith Brodkin           /s/ Jeffrey A. Kaufman
A. Keith Brodkin               Jeffrey A. Kaufman
Chairman and President         Portfolio Manager

January 12, 1996

PORTFOLIO MANAGER PROFILE
Jeffrey Kaufman joined MFS in 1994 and was named Assistant Vice President in 1996. He is a graduate of the University of North Carolina and has Masters in Business Administration and Masters in International Affairs degrees from Columbia University. Mr. Kaufman specializes in emerging markets debt.

OBJECTIVE AND POLICIES
The Fund's objective is to seek total return (high current income and long-term growth of capital). The Fund seeks to achieve its objective by investing, under normal market conditions, at least 65% of its total assets (and currently expects to invest a substantial portion of its net assets) in fixed-income securities of government, government-related, supra-national and corporate issuers located, or primarily conducting their business, in emerging markets. The Fund will generally invest not less than 50% of its total assets in government and government-related issuers. The Fund also may invest in fixed-income securities of companies in emerging markets countries. Shares of the Fund are purchased at net asset value.

The minimum initial investment is generally $3 million.

PORTFOLIO OF INVESTMENTS (UNAUDITED) - December 31, 1995
Bonds - 48.4%
=======================================================================================================
                                                                       Principal Amount
Issuer                                                                    (000 Omitted)           Value
-------------------------------------------------------------------------------------------------------
Foreign U.S. Dollar Denominated
  Argentina - 6.8%
    Republic of Argentina, 5.0s, 2023                                            $  250      $  142,813
-------------------------------------------------------------------------------------------------------
  Brazil - 13.7%
    Federal Republic of Brazil, 6.813s, 2024                                     $  250      $  153,750
    Federal Republic of Brazil, 4.75s, 2024                                         250         132,500
                                                                                             ----------
                                                                                             $  286,250
-------------------------------------------------------------------------------------------------------
  Bulgaria - 6.3%
    National Republic of Bulgaria, "A", 6.75s, 2024                              $  250      $  132,813
-------------------------------------------------------------------------------------------------------
  Mexico - 17.3%
    United States of Mexico, "A", 6.765s, 2019                                   $  250      $  180,625
    United States of Mexico, "D", 6.5468s, 2019                                     250         180,625
                                                                                             ----------
                                                                                             $  361,250
-------------------------------------------------------------------------------------------------------
  Ecuador - 4.3%
    Republic of Ecuador, 3.0s, 2025                                              $  250      $   90,312
-------------------------------------------------------------------------------------------------------
Total Bonds (Identified Cost, $984,402)                                                      $1,013,438
-------------------------------------------------------------------------------------------------------

Warrant - 0.0%
=======================================================================================================
                                                                                 Shares
-------------------------------------------------------------------------------------------------------
Foreign Stock - 0.0%
  Mexico VRR Discount (Identified Cost, $0)                                     768,000      $  --
-------------------------------------------------------------------------------------------------------

Short-Term Obligations - 50.6%
=======================================================================================================
                                                                       Principal Amount
                                                                          (000 Omitted)
-------------------------------------------------------------------------------------------------------
U.S. Dollar Denominated - 46.1%
  Federal Home Loan Mortgage Corp., due 1/02/96                                  $  965      $  964,846
-------------------------------------------------------------------------------------------------------
Foreign Denominated - 4.5%
  Mexican Peso
    Mexico Cetes, due 2/15/96                                      MXP            7,700      $   93,999
-------------------------------------------------------------------------------------------------------
Total Short-Term Obligations (Identified Cost, $1,059,650)                                   $1,058,845
-------------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $2,044,052)                                              $2,072,283

Other Assets, Less Liabilities - 1.0%                                                            21,582
=======================================================================================================
Net Assets - 100.0%                                                                          $2,093,865
-------------------------------------------------------------------------------------------------------
Abbreviations have been used throughout this report to indicate amounts shown in currencies other than the U.S. dollar. A list of abbreviations is shown below.

  CZK = Czech Republic Korunas              IDR = Indonesian Rupiahs
  DEM = Deutsche Marks                      MXP = Mexican Pesos
  HKD = Hong Kong Dollars                   THB = Thai Baht

See notes to financial statements

FINANCIAL STATEMENTS

Statement of Assets and Liabilities (Unaudited)
==============================================================================
December 31, 1995
------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $2,044,052)            $2,072,283
  Cash                                                                2,306
  Net receivable for forward foreign currency exchange
    contracts purchased                                                 760
  Interest receivable                                                19,941
  Deferred organization expense                                      18,830
                                                                 ----------
      Total assets                                               $2,114,120
                                                                 ----------
Liabilities:
  Net payable for forward foreign currency exchange contracts
    sold                                                         $      688
  Net payable for forward foreign currency exchange contracts           511
  Payable to affiliate for management fee                               147
  Accrued expenses and other liabilities                             18,909
                                                                 ----------
      Total liabilities                                          $   20,255
                                                                 ----------
Net assets                                                       $2,093,865
                                                                 ==========
Net assets consist of:
  Paid-in capital                                                $2,076,104
  Unrealized appreciation on investments and translation of
    assets and liabilities in foreign currencies                     27,792
  Accumulated undistributed net realized loss on investments
    and foreign currency transactions                               (13,371)
  Accumulated undistributed net investment income                     3,340
                                                                 ----------
      Total                                                      $2,093,865
                                                                 ==========
Shares of beneficial interest outstanding                          207,603
                                                                 ==========
Net asset value and redemption price per share
  (net assets of $2,093,865 / 207,603 shares of beneficial
  interest outstanding)                                           $10.09
                                                                  ======

See notes to financial statements

Statement of Operations (Unaudited)
==============================================================================
Period Ended December 31, 1995*
------------------------------------------------------------------------------
Net investment income:
  Interest income                                                    $ 89,155
                                                                     --------
  Expenses -
    Management fee                                                   $  6,665
    Shareholder servicing agent fee                                        58
    Custodian fee                                                         533
    Printing                                                            9,000
    Auditing fees                                                       7,800
    Amortization of organization expenses                               1,588
    Legal fees                                                          1,191
    Miscellaneous                                                         955
                                                                     --------
      Total expenses                                                 $ 27,790
    Preliminary refund of expenses by investment adviser              (17,979)
                                                                     --------
      Net expenses                                                   $  9,811
                                                                     --------
        Net investment income                                        $ 79,344
                                                                     --------
Realized and unrealized loss on investments:
  Realized loss (identified cost basis) -
    Investment transactions                                          $(11,283)
    Foreign currency transactions                                      (2,088)
                                                                     --------
        Net realized loss on investments                             $(13,371)
                                                                     --------
  Change in unrealized appreciation (depreciation) -
    Investments                                                      $ 28,231
    Translation of assets and liabilities in foreign currencies          (439)
                                                                     --------
        Net unrealized gain on investments                           $ 27,792
                                                                     --------
          Net realized and unrealized gain on investments and
            foreign currency                                         $ 14,421
                                                                     --------
            Increase in net assets from operations                   $ 93,765
                                                                     ========

*For the period from the commencement of investment operations, August 7, 1995.

See notes to financial statements

Statement of Changes in Net Assets (Unaudited)
==============================================================================
Period Ended December 31, 1995*
------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                          $   79,344
  Net realized loss on investments and foreign currency
    transactions                                                    (13,371)
  Net unrealized gain on investments and foreign currency            27,792
                                                                 ----------
    Increase in net assets from operations                       $   93,765
                                                                 ----------
Distributions declared to shareholders from net investment
  income                                                         $  (76,004)
                                                                 ----------
Fund share (principal) transactions -
  Net proceeds from sale of shares                               $2,000,000
  Net asset value of shares issued to shareholders in
    reinvestment of distributions                                    76,004
                                                                 ----------
    Increase in net assets from Fund share transactions          $2,076,004
                                                                 ----------
      Total increase in net assets                               $2,093,765
Net assets:
  At beginning of period                                                100
                                                                 ----------
  At end of period (including accumulated undistributed net
    investment income of $3,340)                                 $2,093,865
                                                                 ==========

*For the period from the commencement of investment operations, August 7, 1995.

See notes to financial statements

Financial Highlights (Unaudited)
================================================================================
Period Ended December 31, 1995*
--------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                                    $10.00
                                                                         ------
Income from investment operations# -
  Net investment income**                                                $ 0.39
  Net realized and unrealized gain on investments                           .08
                                                                         ------
      Total from investment operations                                   $ 0.47
                                                                         ------
Less distributions declared to shareholders from net investment income   $(0.38)
                                                                         ------
Net asset value - end of period                                          $10.09
                                                                         ======
Total return 4.73%++
Ratios (to average net assets)/Supplemental data**:
  Expenses                                                                1.25%+
  Net investment income                                                  10.12%+
Portfolio turnover                                                          50%
Net assets at end of period (000 omitted)                                $2,094

 *For the period from the commencement of investment operations, August 7, 1995 to December 31, 1995.
 +Annualized.
++Not annualized.
 #Per share data is based on average shares outstanding.
**The Adviser voluntarily agreed to maintain the expenses of the Fund at not more than 1.25% of average daily net assets. To the extent actual expenses were over these limitations, the net investment income per share and the ratios would have been:

    Net investment income                                                $ 0.30
    Ratios (to average net assets):
      Expenses                                                            3.55%+
      Net investment income                                               7.83%+

See notes to financial statements

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

(1) Business and Organization
MFS Institutional Emerging Markets Fixed Income Fund (the Fund) is a non-diversified series of MFS Institutional Trust (the Trust). The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
Investment Valuations - Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues and forward contracts, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Non-U.S. dollar denominated short-term obligations are valued at amortized cost as calculated in the base currency and translated into U.S. dollars at the closing daily exchange rate. Futures contracts, options and options on futures contracts listed on commodities exchanges are valued at closing settlement prices. Over-the-counter options are valued by brokers through the use of a pricing model which takes into account closing bond valuations, implied volatility and short-term repurchase rates. Securities for which there are no such quotations or valuations are valued at fair value as in good faith by or determined at the direction of the Trustees.

Repurchase Agreements - The Fund may enter into repurchase agreements with institutions that the Fund's investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The Fund requires that the securities purchased in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the Fund to obtain those securities in the event of a default under the repurchase agreement. The Fund monitors, on a daily basis, the value of the securities transferred to ensure that the value, including accrued interest, of the securities under each repurchase agreement is greater than amounts owed to the Fund under each such repurchase agreement.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments and income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Deferred Organization Expenses - Costs incurred by the Fund in connection with its organization have been deferred and are being amortized on a straight-line basis over a five-year period beginning on the date of commencement of operations of the Fund.

Forward Foreign Currency Exchange Contracts - The Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The Fund will enter into forward contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, the Fund may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. It may also use contracts in a manner intended to protect foreign currency-denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, the Fund may enter into contracts with the intent of changing the relative exposure of the Fund's portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the contract settlement date.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and original issue discount are amortized or accreted for both financial statement and tax reporting purposes as required by federal income tax regulations.

Tax Matters and Distributions - The Fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided. The Fund files a tax return annually using tax accounting methods required under provisions of the Code which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported on these financial statements may differ from that reported on the Fund's tax return and, consequently, the character of distributions to shareholders reported in the financial highlights may differ from that reported to shareholders on Form 1099-DIV.

The Fund distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or accumulated net realized gains.

(3) Transactions with Affiliates
Investment Adviser - The Fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an effective annual rate of 0.85% of average daily net assets.

Under a temporary expense reimbursement agreement with MFS, MFS has voluntarily agreed to pay all of the Fund's operating expenses, exclusive of management fees. The Fund in turn will pay MFS an expense reimbursement fee not greater than 0.40% of average daily net assets. To the extent that the expense reimbursement fee exceeds the Fund's actual expenses, the excess will be applied to amounts paid by MFS in prior years. At December 31, 1995, the aggregate unreimbursed expenses owed to MFS by the Fund amounted to $17,979, incurred in the current period.

The Fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Fund, all of whom receive remuneration for their services to the Fund from MFS. Certain of the officers and Trustees of the Fund are officers or directors of MFS and MFS Service Center, Inc. (MFSC).

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the average daily net assets of the Fund at an effective annual rate of 0.0075%.

(4) Portfolio Securities
Purchases and sales of investments, other than purchased option transactions and short-term obligations, aggregated $1,322,313 and $362,875, respectively.

The cost and unrealized appreciation or depreciation in value of the investments owned by the Fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                                                $2,044,052
                                                                                              ==========
Gross unrealized appreciation                                                                 $   30,380
Gross unrealized depreciation                                                                     (2,149)
                                                                                              ----------
    Net unrealized appreciation                                                               $   28,231
                                                                                              ==========

(5) Shares of Beneficial Interest
The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

                                                                                  Shares           Amount
=========================================================================================================
Shares sold                                                                      200,000       $2,000,000
Shares issued to shareholders in reinvestment of distributions                     7,593           76,004
                                                                                 -------       ----------
    Net increase                                                                 207,593       $2,076,004
                                                                                 =======       ==========

(6) Financial Instruments
The Fund trades financial instruments with off-balance sheet risk in the normal course of its investing activities in order to manage exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include forward foreign currency exchange contracts. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of obligations under these financial instruments at December 31, 1995, is as follows:

Forward Foreign Currency Exchange Contracts

                                                                                  Net Unrealized
                                      Contracts to    Contracts                     Appreciation
              Settlement Date      Deliver/Receive     at Value  In Exchange For  (Depreciation)
================================================================================================
Sales       1/17/96 - 3/11/96    DEM       357,049     $249,052         $248,570        $  (482)
           12/03/96              HKD     1,547,100      199,446          199,240           (206)
                                       -----------     --------         --------        -------
                                         1,904,149     $448,498         $447,810        $  (688)
                                       ===========     ========         ========        =======
Purchases   2/15/96              CZK     5,370,500     $200,427         $202,592        $(2,165)
            2/26/96              IDR   468,100,000      202,219          200,000          2,219
            2/22/96 - 2/26/96    THB     5,067,500      200,037          199,331            706
                                       -----------     --------         --------        -------
                                       478,538,000     $602,683         $601,923        $   760
                                       ===========     ========         ========        =======

Forward foreign currency purchases and sales under master netting arrangements and closed forward foreign currency exchange contracts excluded above amounted to a net payable of $511 at December 31, 1995.

At December 31, 1995, the Fund had sufficient cash and/or securities to cover any commitments under these contracts.





                ---------------------------------------------

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.